Exhibit 99.1

Schedule A
Consolidated Obligation Bonds Committed to be Issued by the Federal Home Loan Bank of Dallas

							Rate Type/	Next	Initial
		Settlement	Maturity	Next		Call	Rate	Call	Coupon	Par
Trade Date	CUSIP	Date	Date	Pay Date	Call Type (1)	Style (2)	Sub-Type (3)(4)	Date	Rate	Amount
07/18/2016	3130A8S87	07/20/2016	10/20/2017	08/20/2016	Non- Callable	N/A	Variable/ Single Index Floater	N/A	*	$35,000,000
07/18/2016	3130A8SR5	07/27/2016	07/27/2021	01/27/2017	Optional Principal Redemption	Bermudan	Fixed/ Step-Up	1/27/2017	1.000%	$15,000,000
07/19/2016	3130A8TD5	08/10/2016	08/15/2018	02/15/2017	Non- Callable	N/A	Fixed/ Constant	N/A	0.850%	$60,205,000
07/19/2016	3130A8TH6	07/25/2016	07/25/2031	01/25/2017	Optional Principal Redemption	Bermudan	Fixed/ Step-Up	01/25/2017	2.000%	$15,000,000
07/19/2016	3130A8TK9	08/17/2016	02/28/2020	02/28/2017	Non- Callable	N/A	Fixed/ Constant	N/A	1.000%	$75,590,000
07/19/2016	313379DT3	07/21/2016	06/08/2018	12/08/2016	Non- Callable	N/A	Fixed/ Constant	N/A	1.250%	$50,000,000
07/20/2016	3130A8SR5	07/27/2016	07/27/2021	01/27/2017	Optional Principal Redemption	Bermudan	Fixed/ Step-Up	01/27/2017	1.000%	$10,000,000
07/20/2016	3130A8U27	08/17/2016	11/17/2017	11/17/2016	Optional Principal Redemption	Bermudan	Fixed/ Constant	11/17/2016	0.800%	$15,000,000
07/20/2016	3130A8U68	08/15/2016	05/01/2018	11/01/2016	Optional Principal Redemption	European	Fixed/ Constant	05/01/2017	0.920%	$20,000,000
07/20/2016	3130A8U76	08/23/2016	08/23/2041	02/23/2017	Optional Principal Redemption	Bermudan	Fixed/ Constant	11/23/2016	3.000%	$20,000,000
07/20/2016	3130A8UA9	08/15/2016	08/15/2031	02/15/2017	Optional Principal Redemption	Bermudan	Fixed/ Step-Up	02/15/2017	2.000%	$15,000,000
07/20/2016	3130A8UB7	08/23/2016	08/23/2041	02/23/2017	Optional Principal Redemption	Bermudan	Fixed/ Constant	11/23/2016	3.000%	$25,000,000
07/20/2016	3130A8UC5	07/25/2016	10/25/2017	08/25/2016	Non- Callable	N/A	Variable/ Single Index Floater	N/A	**	$50,000,000
07/20/2016	313376BR5	07/22/2016	12/14/2018	12/14/2016	Non- Callable	N/A	Fixed/ Constant	N/A	1.750%	$50,000,000

* One-month LIBOR plus 8.00 basis points

** One-month LIBOR plus 7.50 basis points

(1)    Call Type Description:

Optional Principal Redemption bonds (callable bonds) may be redeemed by the Bank in whole or in part at its discretion on predetermined call dates, according to the terms of the bond.
Scheduled Amortizing bonds repay principal based upon a predetermined amortization schedule, in accordance with the terms of the bond.

(2)    Call Style Description:

American - redeemable continuously on and after the first redemption date and until maturity.
Bermudan - redeemable on specified recurring dates on and after the first redemption date until maturity.
European - redeemable on a specific date only.
Multi-European - redeemable on particular dates only.
Canary - redeemable on specified recurring dates on and after the first redemption date until a specified date prior to maturity.

(3)    Rate Type Description:

Conversion bonds have coupons that convert from fixed to variable or from variable to fixed on a predetermined date, according to the terms of the bond; in some cases, the variable coupon may be subject to an interest rate cap.
Fixed bonds pay interest at constant or stepped fixed rates over the life of the bond, according to the terms of the bond.
Variable bonds pay interest at rates that reset periodically over the life of the bond based upon an index such as 1-month or 3-month LIBOR or the daily Federal Funds rate, according to the terms of the bond.

(4)    Rate Sub-Type Description:

Constant bonds pay interest at constant fixed rates over the life of the bond, according to the terms of the bond.
Step-Down bonds pay interest at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step-Up bonds pay interest at increasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step-Up/Step-Down bonds pay interest at increasing fixed rates and then at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Capped Floater bonds pay interest at variable rates subject to an interest rate ceiling, according to the terms of the bond.
Single Index Floater bonds pay interest at a rate that increases as an index rises and decreases as an index declines, according to the terms of the bond.